ADVANCED SERIES TRUST

AMENDMENT NO. 6 TO MANAGEMENT AGREEMENT

Amendment No. 6 to Management Agreement made this 13th day of March 2023, by and between Advanced Series Trust (AST), on behalf of each series listed on Schedule A hereto (collectively, the Portfolios), PGIM Investments LLC and AST Investment Services, Inc. (collectively, the Manager).

WHEREAS, the Manager has entered into a Management Agreement (the Management Agreement) dated May 1, 2003 with AST for the Portfolios, as amended from time to time, pursuant to which PGIM Investments and ASTIS act as Manager of AST;

WHEREAS, AST and the Manager have mutually agreed to revise Schedule A of the Management Agreement, in order to reduce the management fee for the AST International Equity Portfolio (formally, AST International Growth Portfolio) pursuant to which the AST International Equity Portfolio compensates the Manager for the services provided by the Manager to the AST International Equity Portfolio under the Management Agreement; and

NOW THEREFORE, the parties mutually agree as follows:

1.  The management fee rate schedule for the Portfolios appearing in Schedule A is hereby deleted in its entirety and is replaced with the attached Schedule A.

2.  The Management Agreement is unchanged in all other respects.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

ADVANCED SERIES TRUST

By: /s/ Timothy Cronin
Name: Timothy S. Cronin
Title:   President

PGIM INVESTMENTS LLC

By: /s/ Timothy Cronin
Name: Timothy S. Cronin

Title:  Senior Vice President

AST INVESTMENT SERVICES, INC.

By: /s/ Timothy Cronin
Name: Timothy S. Cronin

Title:   President

ADVANCED SERIES TRUST Schedule “A”
Portfolio	Contractual Fee Rate
AST Academic Strategies Asset Allocation Portfolio*

0.9325% of average daily net assets to $300 million;
0.9225% on next $200 million of average daily net assets;
0.9125% on next $250 million of average daily net assets;
0.9025% on next $2.5 billion of average daily net assets;
0.8925% on next $2.75 billion of average daily net assets;
0.8625% on next $4 billion of average daily net assets;
0.8425% on next $2.5 billion of average daily net assets;
0.8225% on next $2.5 billion of average daily net assets;
0.8025% on next $5 billion of average daily net assets;
0.7825% on next $5 billion of average daily net assets;
0.7625% on next $5 billion of average daily net assets;
0.7425% on next $5 billion of average daily net assets;
0.7225% on next $5 billion of average daily net assets;
0.7025% over $40 billion of average daily net assets

AST Advanced Strategies Portfolio

0.6825% of average daily net assets to $300 million;
0.6725% on next $200 million of average daily net assets;
0.6625% on next $250 million of average daily net assets;
0.6525% on next $2.5 billion of average daily net assets;
0.6425% on next $2.75 billion of average daily net assets;
0.6125% on next $4 billion of average daily net assets;
0.5925% on next $2.5 billion of average daily net assets;
0.5725% on next $2.5 billion of average daily net assets;
0.5525% on next $5 billion of average daily net assets;
0.5325% over $20 billion of average daily net assets

AST Balanced Asset Allocation Portfolio*

0.7325% of average daily net assets to $300 million;
0.7225% on next $200 million of average daily net assets;
0.7125% on next $250 million of average daily net assets;
0.7025% on next $2.5 billion of average daily net assets;
0.6925% on next $2.75 billion of average daily net assets;
0.6625% on next $4 billion of average daily net assets;
0.6425% on next $2.5 billion of average daily net assets;
0.6225% on next $2.5 billion of average daily net assets;
0.6025% on next $5 billion of average daily net assets;
0.5825% on next $5 billion of average daily net assets;
0.5625% on next $5 billion of average daily net assets:
0.5425% on next $5 billion of average daily net assets;
0.5225% on next $5 billion of average daily net assets;
0.5025% over $40 billion of average daily net assets

AST Bond Portfolio 2023†

0.4925% of average daily net assets to $500 million;
0.4725% on next $4.5 billion of average daily net assets;
0.4625% on next $5 billion of average daily net assets;
0.4525% over $10 billion of average daily net assets

AST Bond Portfolio 2024†

0.4925% of average daily net assets to $500 million;
0.4725% on next $4.5 billion of average daily net assets;
0.4625% on next $5 billion of average daily net assets;
0.4525% over $10 billion of average daily net assets

AST Bond Portfolio 2025†

0.4925% of average daily net assets to $500 million;
0.4725% on next $4.5 billion of average daily net assets;
0.4625% on next $5 billion of average daily net assets;
0.4525% over $10 billion of average daily net assets

AST Capital Growth Asset Allocation Portfolio*

0.7325% of average daily net assets to $300 million;
0.7225% on next $200 million of average daily net assets;
0.7125% on next $250 million of average daily net assets;
0.7025% on next $2.5 billion of average daily net assets;
0.6925% on next $2.75 billion of average daily net assets;
0.6625% on next $4 billion of average daily net assets;
0.6425% on next $2.5 billion of average daily net assets;
0.6225% on next $2.5 billion of average daily net assets;
0.6025% on next $5 billion of average daily net assets;
0.5825% on next $5 billion of average daily net assets;
0.5625% on next $5 billion of average daily net assets:
0.5425% on next $5 billion of average daily net assets;
0.5225% on next $5 billion of average daily net assets;
0.5025% over $40 billion of average daily net assets

AST ClearBridge Dividend Growth Portfolio

0.6825% of average daily net assets to $300 million;
0.6725% on next $200 million of average daily net assets;
0.6625% on next $250 million of average daily net assets;
0.6525% on next $2.5 billion of average daily net assets;
0.6425% on next $2.75 billion of average daily net assets;
0.6125% on next $4 billion of average daily net assets;
0.5925% over $10 billion of average daily net assets

AST Cohen & Steers Realty Portfolio

0.8325% of average daily net assets to $300 million;
0.8225% on next $200 million of average daily net assets;
0.8125% on next $250 million of average daily net assets;
0.8025% on next $2.5 billion of average daily net assets;
0.7925% on next $2.75 billion of average daily net assets;
0.7625% on next $4 billion of average daily net assets;
0.7425% over $10 billion of average daily net assets

AST Core Fixed Income Portfolio (formerly, AST Western Asset Core Plus Bond Portfolio)

0.4825% of average daily net assets to $300 million;
0.4725% on next $200 million of average daily net assets;
0.4625% on next $250 million of average daily net assets;
0.4525% on next $2.5 billion of average daily net assets;
0.4425% on next $2.75 billion of average daily net assets;
0.4125% on next $4 billion of average daily net assets;
0.3925% over $10 billion of average daily net assets

AST Emerging Markets Equity Portfolio (formerly, AST Parametric Emerging Markets Equity Portfolio)

0.9325% of average daily net assets to $300 million;
0.9225% on next $200 million of average daily net assets;
0.9125% on next $250 million of average daily net assets;
0.9025% on next $2.5 billion of average daily net assets;
0.8925% on next $2.75 billion of average daily net assets;
0.8625% on next $4 billion of average daily net assets;
0.8425% over $10 billion of average daily net assets

AST Government Money Market Portfolio (formerly, AST Money Market Portfolio)

0.3000% of average daily net assets to $3.25 billion;
0.2925% on next $2.75 billion of average daily net assets;
0.2625% on next $4 billion of average daily net assets;
0.2425% over $10 billion of average daily net assets

AST High Yield Portfolio

0.5825% of average daily net assets to $300 million;
0.5725% on next $200 million of average daily net assets;
0.5625% on next $250 million of average daily net assets;
0.5525% on next $2.5 billion of average daily net assets;
0.5425% on next $2.75 billion of average daily net assets;
0.5125% on next $4 billion of average daily net assets;
0.4925% over $10 billion of average daily net assets

AST International Equity Portfolio (formerly, AST International Growth Portfolio)

0.7325% of average daily net assets to $300 million;
0.7225% on next $200 million of average daily net assets;
0.7125% on next $250 million of average daily net assets;
0.7025% on next $2.5 billion of average daily net assets;
0.6925% on next $2.75 billion of average daily net assets;
0.6625% on next $4 billion of average daily net assets;
0.6425% over $10 billion of average daily net assets

AST Investment Grade Bond Portfolio†

0.4925% of average daily net assets to $500 million;
0.4725% on next $4.5 billion of average daily net assets;
0.4625% on next $5 billion of average daily net assets;
0.4525% over $10 billion of average daily net assets

AST J.P. Morgan Global Thematic Portfolio

0.7825% of average daily net assets to $300 million;
0.7725% on next $200 million of average daily net assets;
0.7625% on next $250 million of average daily net assets;
0.7525% on next $2.5 billion of average daily net assets;
0.7425% on next $2.75 billion of average daily net assets;
0.7125% on next $4 billion of average daily net assets;
0.6925% over $10 billion of average daily net assets

AST J.P. Morgan Tactical Preservation Portfolio (formerly, AST J.P. Morgan Strategic Opportunities Portfolio)

0.7825% of average daily net assets to $300 million;
0.7725% on next $200 million of average daily net assets;
0.7625% on next $250 million of average daily net assets;
0.7525% on next $2.5 billion of average daily net assets;
0.7425% on next $2.75 billion of average daily net assets;
0.7125% on next $4 billion of average daily net assets;
0.6925% over $10 billion of average daily net assets

AST Large-Cap Core Portfolio (formerly, AST QMA Large-Cap Portfolio)

0.5825% of average daily net assets up to $300 million;
0.5725% on next $200 million of average daily net assets;
0.5625% on next $250 million of average daily net assets;
0.5525% on next $2.5 billion of average daily net assets;
0.5425% on next $2.75 billion of average daily net assets;
0.5125% on next $4 billion of average daily net assets;
0.4925% over $10 billion of average daily net assets

AST Large-Cap Growth Portfolio (formerly, AST T. Rowe Price Large-Cap Growth Portfolio)

0.7325% of average daily net assets to $300 million;
0.7225% on next $200 million of average daily net assets;
0.7125% on next $250 million of average daily net assets;
0.7025% on next $250 million of average daily net assets;
0.6525% on next $2.25 billion of average daily net assets;
0.6425% on next $2.75 billion of average daily net assets;
0.6125% on next $4 billion of average daily net assets;
0.5925% over $10 billion of average daily net assets

AST Large-Cap Value Portfolio (formerly, AST Hotchkis & Wiley Large-Cap Value Portfolio)

0.5825% of average daily net assets to $300 million;
0.5725% on next $200 million of average daily net assets;
0.5625% on next $250 million of average daily net assets;
0.5525% on next $2.5 billion of average daily net assets;
0.5425% on next $2.75 billion of average daily net assets;
0.5125% on next $4 billion of average daily net assets;
0.4925% over $10 billion of average daily net assets

AST MFS Global Equity Portfolio

0.8325% of average daily net assets to $300 million;
0.8225% on next $200 million of average daily net assets;
0.8125% on next $250 million of average daily net assets;
0.8025% on next $2.5 billion of average daily net assets;
0.7925% on next $2.75 billion of average daily net assets;
0.7625% on next $4 billion of average daily net assets;
0.7425% over $10 billion of average daily net assets

AST Mid-Cap Growth Portfolio (formerly, AST Goldman Sachs Mid-Cap Growth Portfolio)

0.8325% of average daily net assets to $300 million;
0.8225% on next $200 million of average daily net assets;
0.8125% on next $250 million of average daily net assets;
0.8025% on next $2.5 billion of average daily net assets;
0.7925% on next $2.75 billion of average daily net assets;
0.7625% on next $4 billion of average daily net assets;
0.7425% over $10 billion of average daily net assets

AST Mid-Cap Value Portfolio (formerly, AST Neuberger Berman/LSV Mid-Cap Value Portfolio)

0.7325% of average daily net assets to $300 million;
0.7225% on next $200 million of average daily net assets;
0.7125% on next $250 million of average daily net assets;
0.7025% on next $250 million of average daily net assets;
0.6525% on next $2.25 billion of average daily net assets;
0.6425% on next $2.75 billion of average daily net assets;
0.6125% on next $4 billion of average daily net assets;
0.5925% over $10 billion of average daily net assets

AST Multi-Sector Fixed Income Portfolio††

0.5325% of average daily net assets to $300 million;
0.5225% on next $200 million of average daily net assets;
0.5125% on next $250 million of average daily net assets;
0.5025% on next $2.5 billion of average daily net assets;
0.4925% on next $2.75 billion of average daily net assets;
0.4625% on next $4 billion of average daily net assets;
0.4425% on next $2.5 billion of average daily net assets;
0.4225% on next $2.5 billion of average daily net assets;
0.4025% on next $5 billion of average daily net assets;
0.3825% over $20 billion of average daily net assets

AST Preservation Asset Allocation Portfolio*

0.7325% of average daily net assets to $300 million;
0.7225% on next $200 million of average daily net assets;
0.7125% on next $250 million of average daily net assets;
0.7025% on next $2.5 billion of average daily net assets;
0.6925% on next $2.75 billion of average daily net assets;
0.6625% on next $4 billion of average daily net assets;
0.6425% on next $2.5 billion of average daily net assets;
0.6225% on next $2.5 billion of average daily net assets;
0.6025% on next $5 billion of average daily net assets;
0.5825% on next $5 billion of average daily net assets;
0.5625% on next $5 billion of average daily net assets:
0.5425% on next $5 billion of average daily net assets;
0.5225% on next $5 billion of average daily net assets;
0.5025% over $40 billion of average daily net assets

AST Prudential Growth Allocation Portfolio

0.6825% of average daily net assets to $300 million;
0.6725% on next $200 million of average daily net assets;
0.6625% on next $250 million of average daily net assets;
0.6525% on next $2.5 billion of average daily net assets;
0.6425% on next $2.75 billion of average daily net assets;
0.6125% on next $4 billion of average daily net assets;
0.5925% on next $2.5 billion of average daily net assets;
0.5725% on next $2.5 billion of average daily net assets;
0.5525% on next $5 billion of average daily net assets;
0.5325% over $20 billion of average daily net assets

AST Quantitative Modeling Portfolio

0.7325% to $300 million of average daily net assets;
0.7225% on next $200 million of average daily net assets;
0.7125% on next $250 million of average daily net assets;
0.7025% on next $2.5 billion of average daily net assets;
0.6925% on next $2.75 billion of average daily net assets;
0.6625% on next $4 billion of average daily net assets;
0.6425% over $10 billion of average daily net assets.

AST Small-Cap Growth Portfolio

0.7325% of average daily net assets to $300 million;
0.7225% on next $200 million of average daily net assets;
0.7125% on next $250 million of average daily net assets;
0.7025% on next $2.5 billion of average daily net assets;
0.6925% on next $2.75 billion of average daily net assets;
0.6625% on next $4 billion of average daily net assets;
0.6425% over $10 billion of average daily net assets

AST Small-Cap Value Portfolio

0.7325% of average daily net assets to $300 million;
0.7225% on next $200 million of average daily net assets;
0.7125% on next $250 million of average daily net assets;
0.7025% on next $2.5 billion of average daily net assets;
0.6925% on next $2.75 billion of average daily net assets;
0.6625% on next $4 billion of average daily net assets;
0.6425% over $10 billion of average daily net assets

AST T. Rowe Price Asset Allocation Portfolio

0.6825% of average daily net assets to $300 million;
0.6725% on next $200 million of average daily net assets;
0.6625% on next $250 million of average daily net assets;
0.6525% on next $2.5 billion of average daily net assets;
0.6425% on next $2.75 billion of average daily net assets;
0.6125% on next $4 billion of average daily net assets;
0.5925% on next $2.5 billion of average daily net assets;
0.5725% on next $2.5 billion of average daily net assets;
0.5525% on next $5 billion of average daily net assets;
0.5325% over $20 billion of average daily net assets

AST T. Rowe Price Growth Opportunities Portfolio

0.7325% of average daily net assets to $300 million;
0.7225% on next $200 million of average daily net assets;
0.7125% on next $250 million of average daily net assets;
0.7025% on next $2.5 billion of average daily net assets;
0.6925% on next $2.75 billion of average daily net assets;
0.6625% on next $4 billion of average daily net assets;
0.6425% over $10 billion of average daily net assets

AST T. Rowe Price Natural Resources Portfolio

0.7325% of average daily net assets to $300 million;
0.7225% on next $200 million of average daily net assets;
0.7125% on next $250 million of average daily net assets;
0.7025% on next $2.5 billion of average daily net assets;
0.6925% on next $2.75 billion of average daily net assets;
0.6625% on next $4 billion of average daily net assets;
0.6425% over $10 billion of average daily net assets

* The Manager will aggregate assets with the AST Academic Strategies Asset Allocation Portfolio, AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, and AST Preservation Asset Allocation Portfolio for the purpose of calculating the management fee for each Portfolio.

†The assets for each of the AST Bond Portfolio 2023, AST Bond Portfolio 2024, AST Bond Portfolio 2025, AST Bond Portfolio 2026, AST Bond Portfolio 2027, AST Bond Portfolio 2028, AST Bond Portfolio 2029, AST Bond Portfolio 2030, AST Bond Portfolio 2031, AST Bond Portfolio 2032, AST Bond Portfolio 2033, AST Bond Portfolio 2034 and AST Investment Grade Bond Portfolio (each a Bond Portfolio) are aggregated for purposes of determining the fee rate applicable to each Bond Portfolio.

††For purposes of calculating the management fee, the assets of the AST Multi-Sector Fixed Income Portfolio will be aggregated with the assets of the AST Prudential Corporate Bond Portfolio.

As of March 13, 2023.